UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                               FORM 8-K/A

                             CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
                                  1934


Date of Report (Date of earliest event reported)     March 1, 1996




                 LIFE RESOURCES INCORPORATED
          (Exact name of registrant as specified in its charter)



Oregon                                0-7655          93-0475404
(State of other jurisdiction        (Commission       (IRS Employer
of incorporation)                    File Number)      Identification No.)



101 East Redlands Boulevard Suite 206      Redlands, CA       92373
      (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code  (909) 793-3000




101 East Redlands Boulevard, Suite 206  Redlands, CA  92373
(Former name or former address, if changed since last report.)


Item 1.  Changes in Control of Registrant

None.

Item 2.  Acquisition or Disposition of Assets

None.

Item 3.  Bankruptcy or Receivership

None.

Item 4.  Changes in Registrant's Certifying Accountant

None.

Item 5.  Other Events

On March 1, 1996 the registrant purchased certain assets and liabilities of J. Robert West M.D., Inc. dba AWest Dermatology and Surgery Medical Group ("AWest"). This event was reported as executed by the registrant in a Form 8K filing dated March 1, 1996.

This transaction was not executed and, as such, both parties have agreed to postpone this transaction to a future date. It is the intent of the parties to reconsider the transaction in the future.

Both parties, including the registrant, have agreed to postpone the transaction and to continue ongoing, separate operations until such time that final arrangements for the transaction can be resolved.


Item 6.  Resignations of Registrant's Directors

None.

Item 7.  Financial Statements and Exhibits

None.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                   LIFE RESOURCES INCORPORATED
                                        (Registrant)




                              By:     /s/ J. Robert West
                                        J. Robert West
                              Chairman of the Board and President

                              Date:    December 12, 1996






                              By:    /s/ Milton M. Miner
                                         Milton M. Miner
                                            Secretary

                              Date:    December 12, 1996